SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): December 10, 2002

                               KOGER EQUITY, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    FLORIDA
                 (State or Other Jurisdiction of Incorporation)


       1-9997                                           59-2898045
--------------------------------------------------------------------------------
(Commission File Number)                     (IRS Employer Identification No.)


        433 PLAZA REAL, SUITE 335
           BOCA RATON, FLORIDA                           33432
--------------------------------------------------------------------------------
 (Address of Principal Executive Offices)              (Zip Code)


                                 (561) 395-9666
               --------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                       NA
          ------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Reports)

Item 9.    Regulation FD Disclosure

Koger Equity, Inc. announced the acquisition through an affiliated partnership of the Lakes on Post Oak in Houston, Texas, which property consists of three office buildings containing approximately 1.2 million square feet for an approximate total purchase price of $102 million (or $85.00 per square feet), as more particularly described in its News Release, dated December 10, 2002, a copy of which is attached hereto as Exhibit 99 and by this reference made a part hereof.

For more information on Koger Equity, Inc., contact the company at 866-321-0712 or visit its Web site at www.koger.com.

Item 7.   Financial Statements and Exhibits.

        (c)  Exhibits

             Exhibit
             Number    Description of Exhibit

               99      Koger Equity, Inc. News Release, dated December 10, 2002.








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







                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                KOGER EQUITY, INC.




 Dated:  December 10, 2002      By:      /S/ Thomas J. Crocker
                                         -----------------------------------
                                             Thomas J. Crocker
                                Title:       Chief Executive Officer















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







                                  EXHIBIT INDEX


The following designated exhibit is filed herewith:

        Exhibit
        Number    Description of Exhibit

          99      Koger Equity, Inc. News Release, dated December 10, 2002.













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